HELD FOR SALE AND DISCONTINUED OPERATIONS	6 Months Ended
Jun. 30, 2024
Held For Sale and Discontinued Operations [Abstract]
HELD FOR SALE AND DISCONTINUED OPERATIONS	HELD FOR SALE AND DISCONTINUED OPERATIONS
HELD FOR SALE during six-month period ended June 30, 2024
As disclosed in Note 4, the following table provides the details over assets and liabilities classified as held-for-sale as of June 30, 2024:

	Kyrgyzstan	TNS-Plus LLP	Total
Property and equipment	26	43	68
Intangible assets excl. goodwill	8	1	9
Other non-current assets	3	2	5

Other current assets
Inventories	1	—	1
Trade and other receivables	5	19	24
Cash and cash equivalents	18	15	33
Other current assets	7	3	10
Total assets held for sale	68	83	150

Non-current liabilities
Debt and Derivatives - NCL	6	2	8
Other non-current liabilities	—	4	4

Current liabilities
Trade and other payables	11	10	21
Other non-financial liabilities	6	12	18
Total liabilities held for sale	23	28	51
Sale of stake in Beeline Kyrgyzstan
Net assets of the held for sale operations of Kyrgyzstan include US$99 of cumulative currency translation losses as of June 30, 2024, which is accumulated in equity through other comprehensive income and will be recycled through the consolidated income statement upon the completion of the sale.
The fair value less cost of disposal (“FVLCD”) for the Kyrgyzstan operations as of June 30, 2024 was based on the sales consideration as reflected in the SPA signed on March 26, 2024 (Level 2 in the fair value hierarchy). The fair value represented by the SPA exceeded the carrying value of the Kyrgyzstan CGU as of June 30, 2024, therefore no impairment was recorded. There were no triggering events indicating any impairment or decline in the fair value of Kyrgyzstan operations subsequent to its measurement as held for sale.
Sale of TNS+ in Kazakhstan
Net assets of the held for sale for TNS+ operations include US$43 of cumulative currency translation losses as of June 30, 2024, which is accumulated in equity through other comprehensive income and will be recycled through the consolidated income statement upon the completion of the sale.
The fair value less cost of disposal (“FVLCD”) for TNS-Plus LLP operations as of June 30, 2024 was based on the sales consideration as reflected in the SPA signed on May 28, 2024 (Level 2 in the fair value hierarchy). The fair value represented by the SPA exceeded the carrying value of the TNS-Plus LLP operations as of June 30, 2024, therefore no impairment was recorded. There were no triggering events indicating any impairment or decline in the fair value of TNS-Plus LLP operations subsequent to its measurement as held for sale.

HELD FOR SALE during six-month period ended June 30, 2023
Sale of Russia operations
On November 24, 2022, VEON entered into the Share Purchase Agreement (“SPA”) to sell VEON’s Russian operations to certain senior members of the management team of PJSC VimpelCom (“VimpelCom”), led by its current CEO, Aleksander Torbakhov. Under the agreement, the purchase price consideration of RUB 130 billion (approximately US$1,294 on October 9, 2023), which was expected to be settled primarily by VimpelCom taking on and discharging certain VEON Holdings B.V.’s debt, thus significantly deleveraging VEON’s balance sheet. The SPA contained provisions amongst others that in the event VimpelCom acquires VEON Holdings B.V.’s debt in excess of the sales consideration, VEON will work with the purchasers to satisfy its obligations to them as a bondholder. The transaction was subject to certain closing conditions including the receipt of requisite regulatory approvals and licenses from relevant government authorities in Russia and Western jurisdictions (United States, United Kingdom, European Union, and Bermuda) for the proposed structure of the sale.
On November 24, 2022, the signing date of the SPA, the Company classified its Russian operations as a disposal group held-for-sale and discontinued operations. Following the classification as disposal group held-for-sale, the Company did not account for depreciation and amortization expenses of Russia’s assets.
On September 13, 2023, VEON agreed with the buyer, owned by certain senior members of PJSC VimpelCom’s management team, amendments to the SPA, which had no material impact on the economic terms of the original transaction announced on November 24, 2022. With the amendments to the sale agreement, the entire consideration for the sale was agreed to be satisfied by transferring the agreed value of VEON Holdings bonds acquired by PJSC VimpelCom to a wholly owned subsidiary of VEON Holdings (Unitel LLC) on or prior to the closing of the sale, which will hold such notes until their cancellation or maturity. U.S. and other regulatory approvals were received for the transfer of approximately 95% of such VEON Holdings bonds. The remaining VEON Holdings bonds will be transferred as soon as the outstanding regulatory approval have been obtained. As of September 30, 2023, US$274 of VEON Holdings bonds were transferred to Unitel LLC from PJSC VimpelCom.
On October 9, 2023, VEON announced the completion of its exit from Russia with closing of the sale of its Russian operations. Upon completion of the sale, control of VimpelCom was transferred to the buyer, and accordingly, a loss of US$3.7 billion recorded within “Profit / (loss) after Tax from Discontinued Operations” in the Consolidated Income Statement was recognized, primarily due to US$3.4 billion of cumulative currency translation losses which accumulated in equity through other comprehensive income and recycled through the consolidated income statement on the date of the disposal. Additionally, the remaining agreed amount of the bonds of VEON Holdings acquired by PJSC VimpelCom representing an aggregate total nominal value of US$1,576 were transferred to Unitel LLC (a wholly owned subsidiary of the Company) and offset against the purchase consideration of RUB 130 billion (approximately US$1,294 on October 9, 2023). The remaining deferred consideration of US$72 as of December 31, 2023 will be offset against VEON Holdings bonds acquired by PJSC VimpelCom representing a nominal value of US$72, subject to regulatory approval. The regulatory approval in June 2024, to offset the remaining deferred purchase price for PJSC VimpelCom in July 2024.
The following table shows the profit/(loss) and other comprehensive income relating to Russia operations for the six-month period ended June 30, 2023:

Six-month period
Income statement and statement of comprehensive income	2023

Operating revenue	1,881
Operating expenses	(1,355)
Other expenses	(2)
Profit / (loss) before tax for the period	524
Income tax benefit / (expense)	(54)
Profit / (loss) after tax for the period	470

Other comprehensive income / (loss) *	(246)
Total comprehensive income / (loss)	224

* Other comprehensive income is relating to the foreign currency translation of discontinued operations.

Russia impairment losses 2023

As of June 30, 2023, VEON recorded an impairment of US$281 against the carrying value of goodwill in Russia, resulting in a reduced carrying value of US$168 at the reporting date of which the VEON share amounts to US$152, excluding non-controlling interest.
The recoverable amount of the net assets held for sale of US$152 as of June 30, 2023 was determined based on the fair value less costs of disposal and represents the remaining portion of the sales proceeds as per SPA (Level 2 in the fair value hierarchy). This equates to the value of the VEON bonds remaining to be purchased by PJSC VimpelCom to reach the sales consideration of RUB 130 billion.